                                                                               .
                                                                               .
                                                                               .

CHOICEPOINT INC.                                                   EXHIBIT 99.2
OPERATING RESULTS BY QUARTER
PROFORMA OPERATING INCOME WITHOUT GOODWILL AMORTIZATION (A)

                           TOTAL      TOTAL                                                 TOTAL
                            1998       1999     Q1 2000    Q2 2000    Q3 2000    Q4 2000     2000      Q1 2001    Q2 2001   Q3 2001
                         --------   --------   --------   --------   --------   --------   --------   --------   --------  --------
Insurance Services
 Revenue                 $148,017   $161,056   $ 45,893   $ 47,357   $ 48,752    $47,820   $189,822   $ 54,263   $ 57,283  $ 58,734
Business & Government
 Svcs Revenue             150,169    187,999     54,583     58,480     60,316     59,891    233,270     61,921     64,875    70,608
Marketing Services
 Revenue                    6,340     42,946     15,135     15,811     15,881     16,722     63,549     16,586     16,150    22,054
Royalty Revenue             6,636      6,219      1,543      1,648      1,604      1,569      6,364      1,657      1,807     1,630
                         --------   --------   --------   --------   --------   --------   --------   --------   --------  --------
 Core Revenue (c)        $311,162   $398,220   $117,154   $123,296   $126,553   $126,002   $493,005   $134,427   $140,115  $153,026
                         ========   ========   ========   ========   ========   ========   ========   ========   ========  ========
Revenue from Divested
 & Discontinued
 Lines (b)                106,063     64,035     18,170     13,250     12,324     10,869     54,613      8,902      9,272     5,877
                         --------   --------   --------   --------   --------   --------   --------   --------   --------  --------
 Revenue from products
  and services (d)       $417,225   $462,255   $135,324   $136,546   $138,877   $136,871   $547,618   $143,329   $149,387  $158,903
Reimbursable Expenses
 per EITF 01-14 (d)         6,069     38,131      9,657      8,488      9,420      9,827     37,392      8,950      8,139    10,816
                         --------   --------   --------   --------   --------   --------   --------   --------   --------  --------
 Total Revenue           $423,294   $500,386   $144,981   $145,034   $148,297   $146,698   $585,010   $152,279   $157,526  $169,719
                         ========   ========   ========   ========   ========   ========   ========   ========   ========  ========

Insurance Services
 Operating Income (a)    $ 66,941   $ 78,335   $ 21,054   $ 23,212   $ 24,472   $ 26,811   $ 95,549   $ 27,257   $ 30,410  $ 31,945
Business &
 Government Svcs
 Operating Income (a)      12,613      9,006      3,576      8,934     11,832     14,405     38,747     13,323     13,330    13,633
Marketing Services
 Operating Income (a)       1,819     12,856      4,939      5,989      6,084      6,448     23,460      5,390      6,772     7,077
Royalty Operating
 Income                     3,903      3,483        885      1,017        953        949      3,804      1,051      1,191     1,011
Income from
 Reimbursable
 Expenses                      --         --         --         --         --         --         --         --         --        --
Divested & Discon-
 tinued Operating
 Income (a) (b)            14,947     16,651      4,095      2,296      2,078        781      9,250       (279)        67      (464)
Corporate                 (27,611)   (33,619)    (8,453)   (11,664)   (11,580)   (11,806)   (43,503)   (10,843)   (13,929)  (12,525)
                         --------   --------   --------   --------   --------   --------   --------   --------   --------  --------

------------------------------------------------------------------------------------------------------------------------------------
 Operating Income
  before other
  operating charges      $ 72,612   $ 86,712   $ 26,096   $ 29,784   $ 33,839   $ 37,588   $127,307   $ 35,899   $ 37,841  $ 40,677
                         ========   ========   ========   ========   ========   ========   ========   ========   ========  ========
------------------------------------------------------------------------------------------------------------------------------------

Other operating
 charges (e)                5,049        513         --    (28,419)        --         --    (28,419)   (17,865)        --   (10,853)
                         --------   --------   --------   --------   --------   --------   --------   --------   --------  --------
OPERATING INCOME         $ 77,661   $ 87,225   $ 26,096   $  1,365   $ 33,839   $ 37,588   $ 98,888   $ 18,034   $ 37,841  $ 29,824
                         ========   ========   ========   ========   ========   ========   ========   ========   ========  ========

------------------------------------------------------------------------------------------------------------------------------------
CORE REVENUE GROWTH
 RATE                                   28.0%                                                  23.8%      14.7%      13.6%     20.9%
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
OPERATING MARGINS
Insurance Services           45.2%      48.6%      45.9%      49.0%      50.2%      56.1%      50.3%      50.2%      53.1%     54.4%
Business & Government
 Services                     8.4%       4.8%       6.6%      15.3%      19.6%      24.1%      16.6%      21.5%      20.5%     19.3%
Marketing Services           28.7%      29.9%      32.6%      37.9%      38.3%      38.6%      36.9%      32.5%      41.9%     32.1%
Divested &
 Discontinued Lines*         14.1%      26.0%      22.5%      17.3%      16.9%       7.2%      16.9%      -3.1%       0.7%     -7.9%
ChoicePoint excluding
 other operating
 charges as a
 percentage of
 revenue from
 products and
 services (d)                17.4%      18.8%      19.3%      21.8%      24.4%      27.5%      23.2%      25.0%      25.3%     25.6%
OPERATING INCOME AS
 A PERCENTAGE OF
 REVENUE FROM
 PRODUCTS AND
 SERVICES (D)                18.6%      18.9%      19.3%       1.0%      24.4%      27.5%      18.1%      12.6%      25.3%     18.8%

------------------------------------------------------------------------------------------------------------------------------------


                                      TOTAL                                                  TOTAL
                          Q4 2001      2001     Q1 2002    Q2 2002    Q3 2002    Q4 2002      2002     Q1 2003    Q2 2003
                         --------   --------   --------   --------   --------   --------   --------   --------   --------
Insurance Services
 Revenue                  $57,447   $227,727   $ 64,140   $ 67,031   $ 70,495   $ 68,616   $270,282   $ 76,134    $77,922
Business &
 Government
 Svcs Revenue              70,005    267,409     69,116     75,713     79,307     84,625    308,761     80,995     83,792
Marketing Services
 Revenue                   21,671     76,461     23,717     27,950     27,467     26,699    105,833     25,573     25,676
Royalty Revenue             1,714      6,808      1,597      1,542      1,563      1,153      5,855      1,303      1,389
                         --------   --------   --------   --------   --------   --------   --------   --------   --------
 Core Revenue (c)        $150,837   $578,405   $158,570   $172,236   $178,832   $181,093   $690,731   $184,005   $188,779
                         ========   ========   ========   ========   ========   ========   ========   ========   ========
Revenue from
 Divested & Discon-
 tinued Lines (b)             192     24,243         72         --         --         --         72         --         --
                         --------   --------   --------   --------   --------   --------   --------   --------   --------
 Revenue from products
   and services (d)      $151,029   $602,648   $158,642   $172,236   $178,832   $181,093   $690,803   $184,005    188,779
Reimbursable Expenses
 per EITF 01-14 (d)        10,123     38,028     10,019      9,923     10,098      8,480     38,520     10,944     10,470
                         --------   --------   --------   --------   --------   --------   --------   --------   --------
 Total Revenue           $161,152   $640,676   $168,661   $182,159   $188,930   $189,573   $729,323   $194,949   $199,249
                         ========   ========   ========   ========   ========   ========   ========   ========   ========

Insurance Services
 Operating Income (a)     $30,895   $120,507   $ 35,024   $ 35,502   $ 37,163   $ 36,950   $144,639   $ 42,436    $44,364
Business & Government
 Svcs Operating
 Income (a)                15,917     56,203     12,520     17,293     19,549     20,062     69,424     15,571     18,585
Marketing Services
 Operating Income (a)       7,152     26,391      7,405      9,232      8,509      7,720     32,866      6,908      7,374
Royalty Operating
 Income                     1,147      4,400        997        933        932        464      3,326        646        626
Income from
 Reimbursable Expenses         --         --         --         --         --         --         --         --         --
Divested & Discon-
 tinued Operating
 Income (a) (b)              (292)      (968)      (206)        --         --         --       (206)        --
Corporate                 (11,981)   (49,278)   (11,518)   (16,885)   (16,163)   (15,619)   (60,185)   (13,758)   (16,469)
                         --------   --------   --------   --------   --------   --------   --------   --------   --------

---------------------------------------------------------------------------------------------------------------------------
Operating Income
 before other
 operating charges       $42,838   $157,255   $ 44,222   $ 46,075   $ 49,990   $ 49,577   $189,864   $ 51,803   $ 54,480
                         ========   ========   ========   ========   ========   ========   ========   ========   ========
---------------------------------------------------------------------------------------------------------------------------

Other operating
 charges (e)                   --    (28,718)        --     (7,342)        --         --     (7,342)        --    (19,817)
                         --------   --------   --------   --------   --------   --------   --------   --------   --------
OPERATING INCOME          $42,838   $128,537   $ 44,222   $ 38,733   $ 49,990   $ 49,577   $182,522   $ 51,803   $ 34,663
                         ========   ========   ========   ========   ========   ========   ========   ========   ========

---------------------------------------------------------------------------------------------------------------------------
CORE REVENUE
 GROWTH RATE                 19.7%      17.3%      18.0%      22.9%      16.9%      20.1%      19.4%      16.0%       9.6%
---------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

OPERATING MARGINS
Insurance Services           53.8%      52.9%      54.6%      53.0%      52.7%      53.9%      53.5%      55.7%      56.9%
Business & Government
 Services                    22.7%      21.0%      18.1%      22.8%      24.6%      23.7%      22.5%      19.2%      22.2%
Marketing Services           33.0%      34.5%      31.2%      33.0%      31.0%      28.9%      31.1%      27.0%      28.7%
Divested & Discon-
 tinued Lines*             -152.1%      -4.0%    -286.1%       n/a        n/a        n/a     -286.1%       n/a        n/a
ChoicePoint excluding
 other operating
 charges as a
 percentage of revenue
 from products and
 services (d)                28.4%      26.1%      27.9%      26.8%      28.0%      27.4%      27.5%      28.2%      28.9%
OPERATING INCOME AS A
 PERCENTAGE OF REVENUE
 FROM PRODUCTS AND
 SERVICES (D)                28.4%      21.3%      27.9%      22.5%      28.0%      27.4%      26.4%      28.2%      18.4%

---------------------------------------------------------------------------------------------------------------------------

(a) FASB Statement No. 142 discontinued the amortization of goodwill as of January 1, 2002. For comparison purposes, the above data excludes goodwill amortization in 1998-2001 as if FASB No. 142 was effective January 1, 1998.

(b) Divested & Discontinued Lines represents products and lines of businesses that were discontinued or divested, but which do not qualify for discontinued operations accounting.

(c) Core revenue represents revenue from continuing business lines and is used by management to assess and manage its on-going businesses and to determine operational incentive awards

(d) Reimbursable expenses represent certain reimbursed out-of-pocket expenses that are presented on a gross basis in accordance with EITF 01-14. As these expenses are fully reimbursed, without mark-up, by our clients and in a majority of cases prepaid by the customers, there is no impact on operating income, net income, earnings per share, cash flows or the balance sheet; therefore, we have excluded the impact of these expenses in the calculation of operating margins, core revenue and internal growth

(e) Other operating charges include merger-related costs, unusual items, realignment charges and gain (loss) on sale of business that management excludes in its assessments of operating results and in determining operational incentive awards

CHOICEPOINT INC.
OPERATING RESULTS BY QUARTER

                           TOTAL      TOTAL                                                  TOTAL
                            1998       1999     Q1 2000    Q2 2000    Q3 2000    Q4 2000      2000     Q1 2001   Q2 2001    Q3 2001
                         --------   --------   --------   --------   --------   --------   --------   --------   --------  --------
Insurance Services
 Revenue                 $148,017   $161,056   $ 45,893   $ 47,357   $ 48,752   $ 47,820   $189,822   $ 54,263   $ 57,283  $ 58,734
Business & Government
 Svcs Revenue             150,169    187,999     54,583     58,480     60,316     59,891    233,270     61,921     64,875    70,608
Marketing Services
 Revenue                    6,340     42,946     15,135     15,811     15,881     16,722     63,549     16,586     16,150    22,054
Royalty Revenue             6,636      6,219      1,543      1,648      1,604      1,569      6,364      1,657      1,807     1,630
                         --------   --------   --------   --------   --------   --------   --------   --------   --------  --------
 Core Revenue (b)        $311,162   $398,220   $117,154   $123,296   $126,553   $126,002   $493,005   $134,427   $140,115  $153,026
                         ========   ========   ========  ==========  ========   ========   ========   ========   ========  ========
Revenue from Divested
 & Discontinued
 Lines (a)                106,063     64,035     18,170     13,250     12,324     10,869     54,613      8,902      9,272     5,877
                         --------   --------   --------   --------   --------   --------   --------   --------   --------  --------
 Revenue from products
   and services (c)      $417,225   $462,255   $135,324   $136,546   $138,877   $136,871   $547,618   $143,329   $149,387  $158,903
Reimbursable Expenses
 per EITF 01-14 (c)         6,069     38,131      9,657      8,488      9,420      9,827     37,392      8,950      8,139    10,816
                         --------   --------   --------   --------   --------   --------   --------   --------   --------  --------
 Total Revenue           $423,294   $500,386   $144,981   $145,034   $148,297   $146,698   $585,010   $152,279   $157,526  $169,719
                         ========   ========   ========   ========   ========   ========   ========   ========   ========  ========

Insurance Services
 Operating Income        $ 66,387    $77,604   $ 20,923   $ 23,055    $24,317   $ 26,597   $ 94,892   $ 27,004   $ 30,125  $ 31,663
Business & Government
 Svcs Operating
 Income                     7,998      2,285      1,200      6,738      9,429     12,010     29,377     10,773     10,497    10,769
Marketing Services
  Operating Income          1,269     10,526      3,912      4,923      5,026      5,424     19,285      4,338      5,721     6,025
Royalty Operating
 Income                     3,903      3,483        885      1,017        953        949      3,804      1,051      1,191     1,011
Income from
 Reimbursable
 Expenses                      --         --         --         --         --         --         --         --         --        --
Divested & Discon-
 tinued Operating
 Income (a)                13,743     15,446      3,794      1,995      1,776        480      8,045       (580)      (234)     (665)
Corporate                 (27,611)   (33,619)    (8,453)   (11,664)   (11,580)   (11,806)   (43,503)   (10,843)   (13,929)  (12,525)
                         --------   --------   --------   --------   --------   --------   --------   --------   --------  --------

------------------------------------------------------------------------------------------------------------------------------------
 Operating Income
   before other
   operating charges     $ 65,689   $ 75,725   $ 22,261   $ 26,064   $ 29,921   $ 33,654   $111,900   $ 31,743   $ 33,371  $ 36,278
                         ========   ========   ========   ========   ========   ========   ========   ========   ========  ========
------------------------------------------------------------------------------------------------------------------------------------

Other operating
 charges (d)                5,049        513         --    (28,419)        --         --    (28,419)   (17,865)        --   (10,853)
                         --------   --------   --------   --------   --------   --------   --------   --------   --------  --------
OPERATING INCOME         $ 70,738   $ 76,238   $ 22,261   $ (2,355)  $ 29,921   $ 33,654   $ 83,481   $ 13,878   $ 33,371  $ 25,425
                         ========   ========   ========   ========   ========   ========   ========   ========   ========  ========

------------------------------------------------------------------------------------------------------------------------------------
OPERATING MARGINS
Insurance Services           44.9%      48.2%      45.6%      48.7%      49.9%      55.6%      50.0%      49.8%      52.6%     53.9%
Business & Government
 Services                     5.3%       1.2%       2.2%      11.5%      15.6%      20.1%      12.6%      17.4%      16.2%     15.3%
Marketing Services           20.0%      24.5%      25.8%      31.1%      31.6%      32.4%      30.3%      26.2%      35.4%     27.3%
Divested & Discon-
 tinued Lines (a)            13.0%      24.1%      20.9%      15.1%      14.4%       4.4%      14.7%      -6.5%      -2.5%    -11.3%
ChoicePoint excluding
 other operating
 charges as a
 percentage of revenue
 from products and
 services (c)                15.7%      16.4%      16.5%      19.1%      21.5%      24.6%      20.4%      22.1%      22.3%     22.8%
Operating income as a
 percentage of revenue
 from products and
 services (c)                17.0%      16.5%      16.5%      -1.7%      21.5%       4.6%      15.2%       9.7%      22.3%     16.0%
OPERATING INCOME AS
 A PERCENTAGE OF
 TOTAL REVENUE               16.7%      15.2%      15.4%       1.6%      20.2%      22.9%      14.3%       9.1%      21.2%     15.0%
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
INTERNAL GROWTH
 RATES (E)
Insurance Services           21.9%      18.4%      22.0%      18.7%      17.6%      14.1%      18.0%      14.9%      15.8%     16.0%
Business & Government
 Services                    19.9%      15.0%      15.9%      10.6%      17.7%      12.9%      14.2%       8.6%       1.4%     -3.8%
Marketing Services            n/a        n/a       23.9%      21.4%      12.1%      12.9%      17.0%       9.6%       2.1%      2.3%
Total ChoicePoint            20.3%      16.1%      18.8%      14.9%      16.9%      13.2%      15.8%      11.2%       7.1%      4.6%
------------------------------------------------------------------------------------------------------------------------------------


                                      TOTAL                                                  TOTAL
                          Q4 2001     2001      Q1 2002    Q2 2002    Q3 2002    Q4 2002     2002      Q1 2003    Q2 2003
                         --------   --------   --------   --------   --------   --------   --------   --------   --------
Insurance Services
 Revenue                 $ 57,447   $227,727   $ 64,140   $ 67,031   $ 70,495   $ 68,616   $270,282   $ 76,134   $ 77,922
Business & Government
 Svcs Revenue              70,005    267,409     69,116     75,713     79,307     84,625    308,761     80,995     83,792
Marketing Services
 Revenue                   21,671     76,461     23,717     27,950     27,467     26,699    105,833     25,573     25,676
Royalty Revenue             1,714      6,808      1,597      1,542      1,563      1,153      5,855      1,303      1,389
                         --------   --------   --------   --------   --------   --------   --------   --------   --------
 Core Revenue (b)        $150,837   $578,405   $158,570   $172,236   $178,832   $181,093   $690,731   $184,005   $188,779
                         ========   ========   ========   ========   ========   ========   ========   ========   =======
Revenue from Divested
 & Discontinued
 Lines (a)                    192     24,243         72         --         --         --         72         --         --
                         --------   --------   --------   --------   --------   --------   --------   --------   --------
 Revenue from products
  and services (c)       $151,029   $602,648   $158,642   $172,236   $178,832   $181,093   $690,803   $184,005   $188,779
Reimbursable Expenses
  per EITF 01-14 (c)       10,123     38,028     10,019      9,923     10,098      8,480     38,520     10,944     10,470
                         --------   --------   --------   --------   --------   --------   --------   --------   --------
 Total Revenue           $161,152   $640,676   $168,661   $182,159   $188,930   $189,573   $729,323   $194,949   $199,249
                         ========   ========   ========   ========   ========   ========   ========   ========   ========

Insurance Services
 Operating Income        $ 30,615   $119,407   $ 35,024   $ 35,502   $ 37,163   $ 36,950   $144,639    $42,436   $ 44,364
Business & Government
 Svcs Operating
 Income                    13,050     45,089     12,520     17,293     19,549     20,062     69,424     15,571     18,585
Marketing Services
  Operating Income          6,101     22,185      7,405      9,232      8,509      7,720     32,866      6,908      7,374
Royalty Operating
 Income                     1,147      4,400        997        933        932        464      3,326        646        626
Income from
 Reimbursable
  Expenses                     --         --         --         --         --         --         --         --         --
Divested & Discon-
 tinued Operating
 Income (a)                  (292)    (1,771)      (206)        --         --         --       (206)        --
Corporate                 (11,981)   (49,278)   (11,518)   (16,885)   (16,163)   (15,619)   (60,185)   (13,758)   (16,469)
                         --------   --------   --------   --------   --------   --------   --------   --------   --------

--------------------------------------------------------------------------------------------------------------------------
 Operating Income
   before other
   operating charges     $ 38,640   $140,032   $ 44,222   $ 46,075   $ 49,990   $ 49,577   $189,864   $ 51,803   $ 54,480
                         ========   ========   ========   ========   ========   ========   ========   ========   ========
--------------------------------------------------------------------------------------------------------------------------

Other operating
 charges (d)                   --    (28,718)        --     (7,342)        --         --     (7,342)        --    (19,817)
                         --------   --------   --------   --------   --------   --------   --------   --------   --------
OPERATING INCOME         $ 38,640   $111,314   $ 44,222   $ 38,733   $ 49,990   $ 49,577   $182,522   $ 51,803   $ 34,663
                         ========   ========   ========   ========   ========   ========   ========   ========   ========

--------------------------------------------------------------------------------------------------------------------------
OPERATING MARGINS
Insurance Services           53.3%      52.4%      54.6%      53.0%      52.7%      53.9%      53.5%      55.7%      56.9%
Business & Government
 Services                    18.6%      16.9%      18.1%      22.8%      24.6%      23.7%      22.5%      19.2%      22.2%
Marketing Services           28.2%      29.0%      31.2%      33.0%      31.0%      28.9%      31.1%      27.0%      28.7%
Divested & Discon-
 tinued Lines (a)          -152.1%      -7.3%    -286.1%        n/a       n/a        n/a     -286.1%       n/a        n/a
ChoicePoint excluding
 other operating
 charges as a
 percentage of
 revenue from
 products and
 services (c)                25.6%      23.2%      27.9%      26.8%      28.0%      27.4%      27.5%      28.2%      28.9%
Operating income as
 a percentage of
 revenue  from
 products and
 services (c)                25.6%      18.5%      27.9%      22.5%      28.0%      27.4%      26.4%      28.2%      18.4%
OPERATING INCOME AS
 A PERCENTAGE OF
 TOTAL REVENUE               24.0%      17.4%      26.2%      21.3%      26.5%      26.2%      25.0%      26.6%      17.4%
--------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------
INTERNAL GROWTH
 RATES (E)
Insurance Services           18.5%      16.3%      17.5%      17.0%      18.5%      18.0%      17.8%      17.2%      15.0%
Business & Government
 Services                    -5.6%      -0.1%      -3.8%       5.6%      12.3%      17.6%       8.4%       3.9%      -2.5%
Marketing Services           -4.0%       2.3%       3.4%       5.4%       4.9%       6.7%       5.2%      -2.4%     -13.6%
Total ChoicePoint             4.0%       6.6%       5.7%      10.0%      13.4%      15.6%      11.4%       8.1%       2.4%
--------------------------------------------------------------------------------------------------------------------------

(a) Divested & Discontinued Lines represents products and lines of businesses that were discontinued or divested, but which do not qualify for discontinued operations accounting.

(b) Core revenue represents revenue from continuing business lines and is used by management to assess and manage its on-going businesses and to determine operational incentive awards

(c) Reimbursable expenses represent certain reimbursed out-of-pocket expenses that are presented on a gross basis in accordance with EITF 01-14. As these expenses are fully reimbursed, without mark-up, by our clients and in a majority of cases prepaid by the customers, there is no impact on operating income, net income, earnings per share, cash flows or the balance sheet; therefore, we have excluded the impact of these expenses in the calculation of operating margins, core revenue and internal growth

(d) Other operating charges include merger-related costs, unusual items, realignment charges and gain (loss) on sale of business that management excludes in its assessments of operating results and in determining operational incentive awards

(e) Internal revenue growth is the revenue growth from comparable business units for the same period in the prior year and excludes revenue from reimbursable expenses, acquisitions, divested and discontinued product lines and discontinued operations. This measure is used by management to analyze the performance of the business segments and as a criteria component for incentive compensation awards.

CHOICEPOINT INC.
OPERATING RESULTS BY QUARTER

                           TOTAL     TOTAL                                                  TOTAL
                            1998     1999      Q1 2000    Q2 2000    Q3 2000    Q4 2000     2000      Q1 2001    Q2 2001    Q3 2001
                          -------   -------    -------    -------    -------    -------    --------   --------   -------    -------
NET INCOME                $42,315   $42,197    $12,601    $(5,778)   $17,513    $19,486    $ 43,822   $  7,213   $19,921    $    12
EPS                       $  0.52   $  0.52    $  0.15    $ (0.07)   $  0.21    $  0.23    $   0.52   $   0.08   $  0.23    $  0.00

Less:
 Cumulative change
  in accounting
  principle, net               --        --         --         --         --         --          --         --        --         --
 Income from discon-
  tinued operations,
  net of tax                4,037     3,997      1,134        888      1,227        407       3,656        881     1,249      1,208
 Gain on sale of
  discontinued
  operations, net              --        --         --         --         --         --          --         --        --         --
                          -------   -------   --------    -------    -------    -------    --------    -------   -------    -------
------------------------------------------------------------------------------------------------------------------------------------
Net income from
 continuing operations    $38,278   $38,200    $11,467    $(6,666)   $16,286    $19,079    $ 40,166   $  6,332   $18,672    $(1,196)
EPS from continuing
 operations               $  0.47   $  0.47    $  0.14    $ (0.08)   $  0.19    $  0.22    $   0.48   $   0.07   $  0.21    $ (0.01)
------------------------------------------------------------------------------------------------------------------------------------

Add back: goodwill
 amortization net of
 taxes (a)                  5,401     9,397      2,889      3,395      3,182      3,419      12,885      3,118     3,198      3,203
Pro forma Net income
 from continuing
 operations (a)           $43,679   $47,597    $14,356    $(3,271)   $19,468    $22,498    $ 53,051   $  9,450   $21,870    $ 2,007
                          =======   =======    =======    =======    =======   ========    ========   ========   =======    =======
Pro forma EPS from
 continuing
 operations (a)           $  0.54   $  0.58    $  0.17    $ (0.04)   $  0.23    $  0.26    $   0.63   $   0.11   $  0.25     $ 0.02
Add back:
 Other operating
  charges (b)              (5,049)     (513)        --     28,419         --         --      28,419     17,865        --     10,853
 Tax provision
  (benefit) related
  to other operating
  charges                   2,114       (78)        --     (8,604)        --         --      (8,604)    (6,655)       --     10,534
                          -------   -------    -------    -------    -------    -------    --------    -------   -------    -------
------------------------------------------------------------------------------------------------------------------------------------
PRO FORMA INCOME
 FROM CONTINUING
 OPERATIONS EXCLUDING
 OTHER OPERATING
 CHARGES(A)(B)            $40,744   $47,006    $14,356    $16,544    $19,468    $22,498    $ 72,866    $20,660   $21,870    $23,394
                          =======   =======    =======    =======    =======    =======    ========    =======   =======    =======
PRO FORMA EPS FROM
 CONTINUING OPERATIONS
 EXCLUDING OTHER
 OPERATING
 CHARGES(A)(B)            $  0.51   $  0.58    $ 0.178    $  0.20    $  0.23    $  0.26    $   0.87   $  0.247   $  0.25    $  0.27
------------------------------------------------------------------------------------------------------------------------------------

Wtd Avg Shares             80,616    81,591     82,999     83,351     84,184     85,431      84,139     86,264    86,873     87,457
                          -------   -------                                                --------


                                     TOTAL                                                  TOTAL
                          Q4 2001    2001      Q1 2002    Q2 2002    Q3 2002    Q4 2002      2002      Q1 2003   Q2 2003
                          -------   -------    -------    -------    -------    -------    --------    -------   --------
NET INCOME                $23,188   $50,334    $ 2,998    $24,113    $31,262    $31,454    $ 89,827    $65,175   $20,853
EPS                       $  0.26   $  0.58    $  0.03    $  0.27    $0.35      $  0.35    $   1.01    $  0.73   $  0.23

Less:
 Cumulative change
  in accounting
  principle, net               --        --    (24,416)        --         --         --     (24,416)        --   $    --
 Income from discon-
  tinued operations,
  net of tax                1,294     4,632      1,575      1,707      1,704      1,585       6,571        991        --
 Gain on sale of
  discontinued
  operations, net              --        --         --         --         --         --          --     32,893        --
                          -------   -------    -------    -------    -------    -------    --------    -------   -------
--------------------------------------------------------------------------------------------------------------------------
Net income from
 continuing operations    $21,894   $45,702    $25,839    $22,406    $29,558    $29,869    $107,672    $31,291   $20,853
EPS from continuing
 operations               $  0.25   $  0.52    $  0.29    $  0.25    $  0.33    $  0.34    $   1.21    $  0.35   $  0.23
--------------------------------------------------------------------------------------------------------------------------

Add back: goodwill
 amortization net of
 taxes (a)                  3,119    12,638         --         --         --         --          --         --        --
Pro forma Net income
 from continuing
 operations (a)           $25,013   $58,340    $25,839    $22,406    $29,558    $29,869    $107,672    $31,291   $20,853
                          =======   =======    =======    =======    =======    =======    ========    =======   =======
Pro forma EPS from
 continuing
 operations (a)           $  0.28   $  0.67    $  0.29    $  0.25    $  0.33    $  0.34    $   1.21    $  0.35   $  0.23
Add back:
 Other operating
  charges (b)                  --    28,718         --      7,342         --         --       7,342         --    19,817
 Tax provision
  (benefit) related
  to other operating
  charges                      --     3,879         --     (2,818)        --         --      (2,818)        --    (7,609)
                          -------   -------    -------    -------    -------    -------    --------    -------   -------
--------------------------------------------------------------------------------------------------------------------------
PRO FORMA INCOME
 FROM CONTINUING
 OPERATIONS EXCLUDING
 OTHER OPERATING
 CHARGES(A)(B)            $25,013   $90,937    $25,839    $26,930    $29,558    $29,869    $112,196    $31,291   $33,061
                          =======   =======    =======    =======    =======    =======    ========    =======   =======
PRO FORMA EPS FROM
 CONTINUING OPERATIONS
 EXCLUDING OTHER
 OPERATING
 CHARGES(A)(B)            $  0.28   $  1.04    $  0.29    $  0.30    $  0.33    $  0.34    $   1.26    $  0.35   $  0.37
--------------------------------------------------------------------------------------------------------------------------

Wtd Avg Shares             88,101    87,151     88,969     89,692     89,612     89,064      89,194     89,374    89,354
                                    -------                                                --------

(a) FASB Statement No. 142 discontinued the amortization of goodwill as of January 1, 2002. For comparison purposes, the above data excludes goodwill amortization in 1998-2001 as if FASB No. 142 was effective January 1, 1998.

(b) Other operating charges include merger-related costs, unusual items, realignment charges and gain (loss) on sale of business that management excludes in its assessments of operating results and in determining operational incentive awards and include the following components which are more fully described in our Annual Report on Form 10-K for the applicable years:

                            TOTAL    TOTAL                                                  TOTAL
                            1998      1999     Q1 2000    Q2 2000    Q3 2000    Q4 2000     2000      Q1 2001    Q2 2001    Q3 2001
                           ------   ------     -------    -------    -------    -------    ------     -------    -------    -------
Merger transaction
 costs                         --       --        --      11,579         --         --     11,579          --        --          --
Merger personnel
 related costs                838       --        --       3,780         --         --      3,780       1,832        --          --
Other merger
 integration costs             --       --        --       3,629         --         --      3,629       2,433        --          --
Write down of
 minority
 investments                   --      817        --          --         --         --         --          --        --          --
Asset impairments           2,920      732        --       6,954         --         --      6,954      12,693        --          --
Nonmerger severance            --      451        --       1,823         --         --      1,885         838        --          --
Other one-time
 charges                       --       --        --         654         --         --        592          69        --          --
(Gain) loss on
 sale of business          (8,807)  (2,513)       --          --         --         --         --          --        --      10,853
                           ------   ------       ---      ------        ---        ---     ------      ------       ---      ------
 Total other operating
  charges                  (5,049)    (513)       --      28,419         --         --     28,419      17,865        --      10,853
                           ======   ======       ===      ======        ===        ===     ======      ======       ===      ======


                                     TOTAL                                                 TOTAL
                          Q4 2001    2001      Q1 2002    Q2 2002    Q3 2002    Q4 2002     2002      Q1 2003    Q2 2003
                          -------   ------     -------    -------    -------    -------    -----      -------    -------
Merger transaction
 costs                       --         --        --          --        --        --          --         --          --
Merger personnel
 related costs               --      1,832        --          --        --        --          --         --          --
Other merger
 integration costs           --      2,433        --          --        --        --          --         --          --
Write down of
 minority
 investments                 --          -        --       2,370        --        --       2,370         --          --
Asset impairments            --     12,693        --       2,985        --        --       2,985         --      12,490
Nonmerger severance          --        838        --         567        --        --         567         --       2,848
Other one-time
 charges                     --         69        --       1,420        --        --       1,420         --       4,479
(Gain) loss on
 sale of business            --     10,853        --          --        --        --          --         --          --
                            ---     ------        --       -----        --        --       -----         --      ------
 Total other operating
  charges                    --     28,718        --       7,342        --        --       7,342         --      19,817
                            ===     ======        ==       =====        ==        ==      ======         ==      ======